Significant events after the reporting period	12 Months Ended
Dec. 31, 2022
Events After Reporting Period [Abstract]
Significant events after the reporting period
Significant events after the reporting period
In January 2023, the Group extended the maturity date of the revolving credit facility from August 2025 to January 2028. The size of the facility remains unchanged at €1.95 billion.
On 15 February 2023, the Group completed the acquisition of the remaining 29.4% ownership interest of its subsidiary, PT Coca-Cola Bottling Indonesia, for a total consideration of
€282 million.
On 8 February 2023, the Group received a proposed VAT assessment for years 2017 to 2019, approximating €250 million, inclusive of interest, in relation to a dispute between the Spanish tax authorities and the regional tax authorities of Bizkaia (Basque Region) regarding the responsibility for ultimately refunding VAT to the Group. For the period under the proposed assessment, the VAT refund was issued by the Spanish tax authorities. In July 2022, the Arbitration Board ruled that the regional tax authorities of Bizkaia were responsible for refunding the VAT to the Group for years 2013 and 2016 (refer to Note 25 for additional details). We believe that the Group will continue to be held neutral in respect of the VAT dispute.
On 7 March 2023, the Group entered into an agreement to sell sub-strata and associated mineral rights in Queensland, Australia. Subject to regulatory approval, the transaction is expected to complete in the first half of 2023. The financial effects of the transaction will not be material for the Group.